Supplemental Oil and Natural Gas Information - Summary of Capitalized Costs (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Oil and natural gas properties:
Proved properties	$ 1,044,469	$ 926,812
Unproved properties	802,112	97,528
Total oil and natural gas properties	1,846,581	1,024,340
Less accumulated depreciation, depletion and amortization	(131,857)	(8,596)
Net oil and natural gas properties	$ 1,714,724	$ 1,015,744